EXHIBIT 99.2

We consent to the incorporation by reference in Registration Statement Nos. 33-31674, 33-50301, 33-62155, 333-01519, 333-02353, 333-26961, 333-26963, 333-86983, 333-86985, 333-86987, 333-75524, and 333-97121 on Form S-8 and Registration Statements Nos. 333-22867 and 333-69500 on Form S-3 of our report dated January 27, 2003, appearing in this Current Report on Form 8-K of AGL Resources Inc.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Atlanta, Georgia

January 31, 2003